SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934
                                 ---------------

Date of Report (Date of earliest event reported) :  August 26, 2002

     CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP. (as company under a Pooling and Servicing Agreement, dated as of February 1, 2002, providing for, inter alia, the issuance of CSFB Mortgage Pass-Through Certificates, Series 2002-S6)

               CREDIT SUISSE FIRST BOSTON MORTGAGE SECURITIES CORP.
             (Exact name of registrant as specified in its charter)


       Delaware                    333-61840-19              13-3320910
State or Other Jurisdiction       (Commission               (IRS Employer
   of Incorporation )              File Number)            Identification No.)

11 Madison Ave.
New York, New York                                             10010
(Address of Principal Executive Offices)                      (Zip Code)

       Registrant's telephone number, including area code :(212)325-2000

                                       N/A
         (Former name or former address, if changed since last report.)

Item 5.   Other Events.

     This report and the attached exhibit is being filed with respect to the Registrant's CSFB Mortgage Pass-through Certificates, Series 2002-S6 (the "Certificates") pursuant to "no-action" positions taken by the Securities and Exchange Commission with respect to alternative means of satisfying the Registrant's reporting obligations under the Securities Exchange Act of 1934, as amended. The Certificates were issued, and this report and exhibit is being filed, pursuant to the terms of the Pooling and Servicing Agreement, dated as of February 1, 2002 among Credit Suisse First Boston Mortgage Securities Corp., as depositor, DLJ Mortgage Capital, Inc., as seller, Wilshire Credit Corporation, as servicer, Ocwen Federal Bank FSB, as servicer, and JPMorgan Chase Bank, as trustee.

     On August 26, 2002 distribution was made to the Certificateholders. Specific information with respect to the distributions is filed as Exhibit 99.1. No other reportable transactions or matters have occurred during the current reporting period.

Item 7.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

               Statement to Certificateholders on August 26, 2002 is filed as
               Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  JPMORGAN CHASE BANK, not in its
                                  individual capacity but solely as Trustee under the Agreement referred to herein




Date:  August 27, 2002            By:   /s/  Andreas E. Auer
                                        ---------------------------------------
                                        Andreas E. Auer
                                        Vice President

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Statement on
                         August 26, 2002

                                  Exhibit 99.1


             Monthly Certificateholder Statement on August 26, 2002



                    CSFB Mortgage Pass-Through Certificates, Series 2002-S6
                                Statement to Certificate Holders
                                      August 26, 2002


----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A_1      50,000,000.00     20,427,415.67   9,721,430.16       55,988.14   9,777,418.30    0.00            0.00       10,705,985.51
A_2     138,500,000.00    114,035,774.41   5,816,001.62      221,673.38   6,037,675.00    0.00            0.00      108,219,772.79
A_3     180,750,000.00    180,750,000.00           0.00      941,406.25     941,406.25    0.00            0.00      180,750,000.00
A_4      45,000,000.00     37,051,334.64   1,889,675.62       75,317.29   1,964,992.91    0.00            0.00       35,161,659.02
A_5      50,000,000.00     41,168,149.61   2,099,639.58       98,323.45   2,197,963.03    0.00            0.00       39,068,510.03
A_R             100.00              0.00           0.00            0.00           0.00    0.00            0.00                0.00
M_1      54,000,000.00     54,000,000.00           0.00      155,370.24     155,370.24    0.00            0.00       54,000,000.00
M_2      32,750,000.00     32,750,000.00           0.00      118,973.62     118,973.62    0.00            0.00       32,750,000.00
BA        7,000,000.00      7,000,000.00           0.00       33,207.25      33,207.25    0.00            0.00        7,000,000.00
BF       10,000,000.00     10,000,000.00           0.00       50,000.00      50,000.00    0.00            0.00       10,000,000.00
P               100.00            100.00           0.00      123,273.23     123,273.23    0.00            0.00              100.00
TOTALS  568,000,200.00    497,182,774.33  19,526,746.98    1,873,532.85  21,400,279.83    0.00            0.00      477,656,027.35

A_IO    176,000,000.00    131,400,000.00           0.00      766,500.00     766,500.00    0.00            0.00      123,900,000.00
X_1     568,000,200.00    504,020,989.12           0.00            0.00           0.00    0.00            0.00      485,827,897.94
X_2               0.00              0.00           0.00            0.00           0.00    0.00            0.00                0.00
----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A_1    22540VVU3      408.54831340   194.42860320        1.11976280       195.54836600      214.11971020      A_1    3.289000 %
A_2    22540VVV1      823.36299213    41.99279148        1.60052982        43.59332130      781.37020065      A_2    2.186880 %
A_3    22540VVW9    1,000.00000000     0.00000000        5.20833333         5.20833333    1,000.00000000      A_3    6.250000 %
A_4    22540VVX7      823.36299200    41.99279156        1.67371756        43.66650911      781.37020044      A_4    2.286880 %
A_5    22540VVY5      823.36299220    41.99279160        1.96646900        43.95926060      781.37020060      A_5    2.686880 %
A_R    22540VWA6        0.00000000     0.00000000        0.00000000         0.00000000        0.00000000      A_R    9.517777 %
M_1    22540VWB4    1,000.00000000     0.00000000        2.87722667         2.87722667    1,000.00000000      M_1    3.236880 %
M_2    22540VWC2    1,000.00000000     0.00000000        3.63278229         3.63278229    1,000.00000000      M_2    4.086880 %
BA     22540VWD0    1,000.00000000     0.00000000        4.74389286         4.74389286    1,000.00000000      BA     5.336880 %
BF     22540VWE8    1,000.00000000     0.00000000        5.00000000         5.00000000    1,000.00000000      BF     6.000000 %
P      22540VC26    1,000.00000000     0.00000000  ################   ################    1,000.00000000      P      9.517777 %
TOTALS                875.32147758    34.37806356        3.29847217        37.67653573      840.94341402

A_IO   22540VVZ2      746.59090909     0.00000000        4.35511364         4.35511364      703.97727273      A_IO   7.000000 %
X_1    22540VC34      887.36058389     0.00000000        0.00000000         0.00000000      855.33050506      X_1    0.000000 %
---------------------------------------------------------------------------------------------------------- ------------------------

IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS STATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:
                                Scott B. Rubin
                     JPMorgan Chase Bank - Structured Finance Services
                            450 West 33 St, 14th fl,
                            New York, New York 10001
                              Tel: (212) 946-8847
                               Fax: 212) 946-8919
                           Email: scott.b.rubin@chase.com


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -6-


                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                                August 26, 2002


Sec. 4.06(i)    Principal Remittance Amount (Total)                                             17,279,374.77
                Group 1                                                                          8,576,458.18
                Group 2                                                                          8,702,916.59

                Scheduled Principal Payments (Total)                                               426,314.40
                Group 1                                                                            249,473.51
                Group 2                                                                            176,840.89

                Principal Prepayments (Total)                                                   16,008,842.28
                Group 1                                                                          8,023,175.76
                Group 2                                                                          7,985,666.52

                Curtailments (Total)                                                               804,170.46
                Group 1                                                                            303,341.83
                Group 2                                                                            500,828.63

                Cutailment Interest Adjustments (Total)                                              1,413.73
                Group 1                                                                                476.93
                Group 2                                                                                936.80

                Repurchase Principal (Total)                                                             0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00

                Substitution Amounts (Total)                                                             0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00

                Net Liquidation Proceeds (Total)                                                         0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00

                Other Principal Adjustments (Total)                                                    -13.61
                Group 1                                                                                 -9.85
                Group 2                                                                                 -3.76

                Gross Interest (Total)                                                           5,053,224.44
                Group 1                                                                          2,585,042.78
                Group 2                                                                          2,468,181.66

                Prepayment Period Interest (Total)                                                  14,655.70
                Group 1                                                                              6,990.96
                Group 2                                                                              7,664.74

                Recoveries From Prior Loss Determinations (Total)                                   38,647.51
                Group 1                                                                                  0.00
                Group 2                                                                             38,647.51

                Reimbursements of Non-Recoverable Advances Previously Made (Total)                  70,391.26
                Group 1                                                                             21,470.84
                Group 2                                                                             48,920.42

                Recovery of Reimbursements Previously Deemed Non-Recoverable (Total)                     0.00
                Group 1                                                                                  0.00
                Group 2                                                                                  0.00


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                                      -7-

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            August 26, 2002

Sec. 4.06(vi)   Number of Loans with Respect to which Prepayment Penalties were Collected (Total)               69
                Group 1                                                                                         50
                Group 2                                                                                         19

                Balance of Loans with Respect to which Prepayment Penalties were Collected (Total)    2,499,574.70
                Group 1                                                                               1,614,910.52
                Group 2                                                                                 884,664.18

                Amount of Prepayment Penalties Collected (Total)                                        123,272.44
                Group 1                                                                                  72,476.04
                Group 2                                                                                  50,796.40

Sec. 4.06(iv)   Beginning Number of Loans Outstanding (Total)                                               11,837
                Group 1                                                                                      8,107
                Group 2                                                                                      3,730

                Beginning Aggregate Loan Balance (Total)                                            504,020,989.12
                Group 1                                                                             256,784,305.54
                Group 2                                                                             247,236,683.58

                Ending Number of Loans Outstanding (Total)                                                  11,458
                Group 1                                                                                      7,854
                Group 2                                                                                      3,604

                Ending Aggregate Loan Balance (Total)                                               485,827,897.94
                Group 1                                                                             247,916,177.29
                Group 2                                                                             237,911,720.65

Sec. 4.06(v)    Servicing Fees (Total)                                                                  210,008.74
                Group 1                                                                                 106,993.46
                Group 2                                                                                 103,015.28

                Additional Servicing Fees - Prepayment Period (Total)                                       625.36
                Group 1                                                                                     293.99
                Group 2                                                                                     331.37

                Trustee Fee (Total)                                                                       2,310.10
                Group 1                                                                                   1,176.93
                Group 2                                                                                   1,133.17

                Credit Risk Manager Fee & FSA Premium (Total)                                            20,283.96
                Group 1                                                                                  10,334.10
                Group 2                                                                                   9,949.86

Sec. 4.06(vii)  Current Advances (Total)                                                                        N/A
                Group 1                                                                                         N/A
                Group 2                                                                                         N/A

                Aggregate Advances (Total)                                                                      N/A
                Group 1                                                                                         N/A
                Group 2                                                                                         N/A


                                      -8-
                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            August 26, 2002


Sec. 4.06(viii) Delinquent Mortgage Loans

                Group 1
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          84             2,842,773.68            1.15 %
                2 Month          31             1,234,943.66            0.50 %
                3 Month          39             1,368,549.07            0.55 %
                Total           154             5,446,266.41            2.20 %

                Group 2
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month          57              2,714,821.84           1.14 %
                2 Month          48              3,607,579.04           1.52 %
                3 Month          71              5,294,533.76           2.23 %
                Total           176             11,616,934.64           4.89 %

                Group Totals
                -------------------------------
                Category        Number          Principal Balance       Percentage
                1 Month         141              5,557,595.52           1.14 %
                2 Month          79              4,842,522.70           1.00 %
                3 Month         110              6,663,082.83           1.37 %
                Total           330             17,063,201.05           3.51 %

                * Delinquent Bankruptcies are included in the table above.


                Bankruptcies

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                31              846,783.09              0.34 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                13              563,748.61              0.24 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                44              1,410,531.70            0.29 %

                * Only Current Bankruptcies are reflected in the table above.


                Foreclosures

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                2               82,906.21               0.03 %

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                3               217,572.74              0.09 %

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                5               300,478.95              0.06 %


                                    -9-


                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.

                            CSFB Mortgage-Backed Pass-Through Certificates, Series 2002-S6
                                        Statement to Certificate Holders
                                            August 26, 2002


Sec. 4.06(a)(x) New REO Loan Level Information                                                          N/A

Sec. 4.06(xi)   REO Properties

                Group 1
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group 2
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

                Group Totals
                -------------------------------
                Number          Principal Balance       Percentage
                0               0.00                    0.00%

Section 4.06(xii)       Current Realized Losses (Total)                                                 952,492.02
                        Group 1                                                                         291,789.87
                        Group 2                                                                         660,702.15

                        Cumulative Realized Losses (Total)                                            3,733,473.16
                        Group 1                                                                         757,570.29
                        Group 2                                                                       2,975,902.87

Sec. 4.06(xiv)  Amount on Deposit in Pre-Funding Account (Total)                                              0.00
                Group 1                                                                                       0.00
                Group 2                                                                                       0.00

Sec. 4.06(xiv)  Capitalized Interest Requirement (Total)                                                      0.00
                Group 1                                                                                       0.00
                Group 2                                                                                       0.00

Sec. 4.06(xv)   Insured Payments (Total)                                                                      0.00
                Group 1                                                                                       0.00
                Group 2                                                                                       0.00

Trigger Event   Trigger Event Occurrence (Is Rolling 3 Month Delinquency Rate > 15.5% of Sr. Enhancement%?)     NO
                Rolling 3 Month Delinquency Rate                                                          2.25847 %
                Sr. Enhancement Percentage x 15.5%                                                        3.56500 %

O/C Reporting   Targeted Overcollateralization Amount                                                21,300,003.75
                Ending Overcollateralization Amount                                                   8,171,870.59
                Ending Overcollateralization Deficiency                                              13,128,133.16
                Overcollateralization Release Amount                                                          0.00
                Monthly Excess Interest                                                               2,247,372.21
                Overcollateralization Increase Amount                                                 2,247,372.21
                Payment to Class X-1                                                                          0.00


                                    -10-

                                                 Copyright 2001 J.P. Morgan Chase & Co. All rights reserved.
